SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported):
                             February 18, 2000
             _________________________________________________

                     Miami Computer Supply Corporation
           ______________________________________________________
           (Exact name of registrant as specified in its charter)

           Ohio                      000-21561                 31-1001529
           ____                      _________                 __________
(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                        Identification No.)


4750 Hempstead Station Drive, Dayton, Ohio                       45429
__________________________________________                       _____
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (937) 291-8282
                                                     ______________
                                    N/A
_____________________________________________________________________________
       (Former name or former address, if changed since last report)


Form 8-K
February 18, 2000
Page 2


ITEM 5.   OTHER EVENTS.
-------   -------------
          On February 18, 2000, Miami Computer Supply Corporation announced the change of its trading symbol on the Nasdaq National Market from "MCSC" to "MCSI" effective the opening of trading on February 23, 2000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------   -------------------------------------------------------------------
          (a)  Financial Statements
               --------------------
               No financial statements are required.

          (b)  Pro Forma Financial Information
               -------------------------------
               No pro forma financial information is required.

          (c)  Exhibits
               --------
               No.       Description
               ---       -----------
               99        Press Release, dated February 18, 2000





















Form 8-K
February 18, 2000
Page 3


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MIAMI COMPUTER SUPPLY CORPORATION



                                    /s/ Ira H. Stanley
                                    ------------------------------
                                By: Ira H. Stanley
                                    Chief Financial Officer

Date: February 18, 2000